Income Taxes - Schedule of Deferred Tax Assets (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Net operating loss carry forwards	$ 8,457,000	$ 6,836,000
Accrued expenses	32,000	37,000
Depreciation and amortization	19,000	(2,000)
Stock option and warrant expenses	51,000	3,000
Other	2,000	10,000
Gross deferred income tax assets	8,561,000	6,884,000
Valuation allowance	(8,561,000)	(6,884,000)
Total deferred income tax assets	$ 0	$ 0